Exhibit 99.1

July 7, 2009

EXPLORATION NEWS RELEASE

US GOLD’S EL GALLO PROJECT CONTINUES TO EXPAND

7.9 OPT SILVER OVER 179 FEET INCLUDING 23.3 OPT SILVER OVER 30 FEET!

MINERALIZATION STARTS CLOSE TO SURFACE

TORONTO, ONTARIO (July 7, 2009) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from six additional core holes (Table 1 & Figure 1) at the El Gallo project in Sinaloa State, Mexico. This core drilling has expanded the mineralization in two principal directions: 245 feet (ft) (75 meters (m)) to the northwest and 85 ft (25 m) to the southeast. The mineralization remains completely open and has grown to 1600 ft (485 meters) along strike. The most significant hole returned: 7.9 ounces of silver per ton (opt) (269.2 grams per tonne (gpt)) over 178.8 ft (54.5 m) including 23.3 opt Silver (800.1 gpt) over 30.2 ft (9.2 m).

A total of 33 core holes has been completed to date at El Gallo with 70% successfully intersecting silver grades greater than +14.5 opt (+500 gpt). Every hole drilled has encountered economically significant mineralization. We believe this is a strong validation of the high quality of the El Gallo discovery. In addition, recent drilling has returned wide zones of near surface mineralization that appears to be amenable to bulk tonnage mining.

Expanding the Mineralization to the East-Southeast

7.9 opt Silver (269.2 gpt) over 178.8 ft (54.5 m) including 23.3 opt Silver (800.1) over 30.2 ft (9.2 m)

Drilling east and southeast of previously released core holes has successfully intersected significant mineralization.  Hole GAX032, which was drilled 65 ft (20 m) east of the previously released core holes returned 7.9 opt Silver (269.2 gpt) over 178.8 ft (54.5 m) including 23.3 opt Silver (800.1 gpt) over 30.2  ft (9.2  m). The excellent grades and widths returned from this hole helps demonstrate the potential to further expand the mineralization in this direction. This hole also extended the mineralization 85 ft (25 m) to the southeast. Highlights from this drilling are shown below.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX032**	7.9	178.8	14.8	193.6	GAX032	269.2	54.5	4.5	59.0
Including	13.8	44.3	14.8	59.1	Including	474.1	13.5	4.5	18.0
Including	39.4	5.2	39.0	44.3	Including	1,350.0	1.6	11.9	13.5
Including	23.3	30.2	153.5	183.7	Including	800.1	9.2	46.8	56.0
Including	52.1	5.1	175.4	180.4	Including	1,785.0	1.6	53.5	55.0
And	10.7	14.8	326.0	340.7	And	368.3	4.5	99.4	103.9
And	8.5	4.1	350.2	354.3	And	291.0	1.3	106.8	108.0
And	14.8	3.3	421.6	424.9	And	508.0	1.0	128.5	129.5

GAX031	16.0	3.3	318.2	321.5	GAX031	549.0	1.0	97.0	98.0
And	4.3	5.7	340.1	345.8	And	148.3	1.8	103.7	105.4

*Numbers may not add due to rounding

**No cutoff grade used for sample interval

Expanding the Mineralization to the Northwest

22.1 opt Silver (757.9 gpt) over 28.4 ft (8.7 m)

Two core holes were drilled with the objective of extending mineralization further to the northwest. These holes successfully expanded the mineralization by a total 245 ft (75 m), returning excellent grades and widths. The zone remains open and future drilling will test for lateral and depth extensions. The results from these two holes are highlighted below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX028	22.1	28.4	59.7	88.1	GAX028	757.9	8.7	18.2	26.9
Including	121.3	2.0	76.3	78.2	Including	4,160.0	0.6	23.3	23.9
And	34.7	1.6	132.1	133.7	And	1,190.0	0.5	40.3	40.8

GAX029	11.4	20.5	26.2	46.8	GAX029	392.4	6.3	8.0	14.3
Including	48.7	2.0	39.4	41.3	Including	1,670.0	0.6	12.0	12.6
And	8.4	4.9	55.8	60.7	And	289.0	1.5	17.0	18.5
And	4.3	3.8	152.6	156.3	And	149.0	1.2	46.5	47.7

Testing for Continuity

Two core holes were drilled to test for lateral continuity along the west-central portion of the mineral zone. Both holes intersected strong mineralization, indicating that continuity is present. These holes are important because they fill in areas where drilling was previously too widely spaced to be included in the initial El Gallo resource estimate. Results from these two holes are listed below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX030	5.0	15.7	41.3	57.1	GAX030	170.9	4.8	12.6	17.4
And	7.2	33.3	72.8	106.1	And	245.7	10.2	22.2	32.4
Including	56.6	1.0	93.3	94.3	Including	1,940.0	0.3	28.5	28.8
And	5.2	4.4	319.1	323.5	And	181.0	1.4	97.3	98.6

GAX033	9.4	10.2	225.1	235.2	GAX033	321.1	3.1	68.6	71.7
And	10.8	9.4	242.8	252.1	And	369.3	2.9	74.0	76.9

El Gallo is unique among silver discoveries due to its high-grades, long intercepts and close proximity to the surface.   The latest results continue to demonstrate that El Gallo is growing rapidly. US Gold geologists believe there is excellent potential for mineralization at El Gallo to increase in size, based on the large soil anomaly that has been only partially tested and the excellent correlation between this anomaly and significant drill intercepts (Figure 2). (See Figure 3 for photograph of recent high grade core sample)

ABOUT US GOLD

US Gold Corporation is a Colorado incorporated gold and silver exploration company. It has a strong treasury, no debt and significant land holdings in Nevada next to Barrick’s large Cortez Hills deposit along with a high grade silver/gold discovery in north-western Mexico. US Gold’s shares trade on the NYSE Amex and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.  Samples from the geochemical survey were analyzed by US Gold’s internal lab, located at the Magistral Mine property, Sinaloa Mexico, utilizing atomic absorption.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US Gold - El Gallo Core Holes GAX028-33	Table 1
News Release July 7, 2009

Hole Number	Silver	Length	From	Silver	Length	From	Azimuth	Dip
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX028	22.1	28.4	59.7	757.9	8.7	18.2	220°	-75°
Including	121.3	2	76.3	4,160	0.6	23.3
And	34.7	1.6	132.1	1,190	0.5	40.3

GAX029	11.4	20.5	26.2	392.4	6.3	8	220°	-50°
Including	48.7	2.0	39.4	1,670	0.6	12
And	8.4	4.9	55.8	289	1.5	17
And	4.3	3.8	152.6	149.0	1.2	46.5

GAX030	5.0	15.7	41.3	170.9	4.8	12.6	360°	-45°
And	7.2	33.3	72.8	245.7	10.2	22.2
Including	56.6	1.0	93.3	1,940	0.3	28.5
And	5.2	4.4	319.1	181.0	1.4	97.3

GAX031	16.0	3.3	318.2	549.0	1.0	97.0	0°	-90°
And	4.3	5.7	340.1	148.3	1.8	103.7

GAX032	7.9	178.8	14.8	269.2	54.5	4.5	170°	-45°
Including	13.8	44.3	14.8	474.1	13.5	4.5
Including	39.4	5.2	39.0	1,350	1.6	11.9
Including	23.3	30.2	153.5	800.1	9.2	46.8
Including	52.1	5.1	175.4	1,785	1.6	53.5
And	10.7	14.8	326	368.3	4.5	99.4
And	8.5	4.1	350.2	291.0	1.3	106.8
And	14.8	3.3	421.6	508.0	1.0	128.5

GAX033	9.4	10.2	225.1	321.1	3.1	68.6	220°	-45°
And	10.8	9.4	242.8	369.3	2.9	74.0

Figure 1

El Gallo: Plan (Aerial) View

July 7 , 2009

211900
212100
212300
1,600 ft (485m) Strike Length
2843400
2843200
Open
Open
Open
GAX016
GAX018
GAX004
GAX013
GAX008
GAX014
GAX001
GAX032
GAX003
GAX025
GAX007
GAX017
GAX006
GAX015
GAX023
GAX031
GAX002
GAX012
GAX011
GAX024
GAX005
GAX009
GAX019
GAX020
GAX033
GAX030
GAX029
GAX028
GAX026
GAX027
GAX010
GAX021
GAX022
Legend
Mineralized Foot Print
July 7, 2009 Core Hole Location
Jan - Jun 2009 Core Hole Location
Core Drill Hole Trace
GAX001 = Drill Hole #
0 50 100
Meters
N
0 150 300
Feet

Figure 2

El Gallo: Geochemistry Soil Survey Color Contour

July 7, 2009

211600
211800
212000
212200
212400
212600
2844400
2844200
2844000
2843800
2843600
2843400
2843200
2843000
2842800
Soil Survey Silver Values
High
Medium
0
100
200
Meters
N
0
300
600
Feet
Area of Core Drilling

El Gallo Core Sample (July 7, 2009) — Hole GAX028	Figure 3
Quartz Breccia Vein Cutting Andesite with Strong Propylitic Alteration